Exhibit 99

Monroe Bancorp (MROE)
Financial Summary

                                                ----------------------------------------------------------   ----------------------
                                                                     Quarters Ending                            Years Ending
                                                ----------------------------------------------------------   ----------------------
                                                 Mar 2002    Dec 2001   Sept 2001    Jun 2001    Mar 2001     Dec 2001    Dec 2000
                                                ----------------------------------------------------------   ----------------------
        BALANCE SHEET * ($ in 000's)
----------------------------------------------------------------------------------------------------------   ----------------------
Federal Funds Sold                               $  8,100    $      -    $      -    $  5,800    $  2,100     $      -    $  6,500
----------------------------------------------------------------------------------------------------------   ----------------------
Investment Securities                              88,529      85,390      83,458      84,481      94,942       85,390      99,079
----------------------------------------------------------------------------------------------------------   ----------------------
Total Loans                                       376,881     371,800     348,518     323,825     305,288      371,800     296,759
----------------------------------------------------------------------------------------------------------   ----------------------
     Loans Held for Sale                            2,432       8,032       1,823         612         899        8,032         794
----------------------------------------------------------------------------------------------------------   ----------------------
     Commercial & Industrial                       74,197      73,724      69,427      69,882      68,516       73,724      66,872
----------------------------------------------------------------------------------------------------------   ----------------------
     Real Estate:
----------------------------------------------------------------------------------------------------------   ----------------------
          Commercial & Farm Land                   75,154      71,611      59,186      54,667      49,975       71,611      43,812
----------------------------------------------------------------------------------------------------------   ----------------------
          Residential                             158,463     154,320     150,435     133,668     123,248      154,320     123,374
----------------------------------------------------------------------------------------------------------   ----------------------
          Construction & Vacant Land               28,318      28,013      29,229      27,727      25,254       28,013      24,277
----------------------------------------------------------------------------------------------------------   ----------------------
          Home Equity                              14,821      13,637      12,609      11,676      10,942       13,637      10,554
----------------------------------------------------------------------------------------------------------   ----------------------
     Installment Loans                             23,496      22,463      25,809      25,593      26,454       22,463      27,076
----------------------------------------------------------------------------------------------------------   ----------------------
Reserve for Loan Losses                             4,278       4,198       3,912       3,890       3,959        4,198       3,873
----------------------------------------------------------------------------------------------------------   ----------------------
Assets                                            503,775     495,553     477,474     455,648     441,782      495,553     441,831
----------------------------------------------------------------------------------------------------------   ----------------------

----------------------------------------------------------------------------------------------------------   ----------------------
Total Deposits                                    382,509     359,206     363,273     361,841     355,304      359,206     342,995
----------------------------------------------------------------------------------------------------------   ----------------------
     Non-Interest Checking                         58,108      55,034      58,832      53,880      65,088       55,034      58,846
----------------------------------------------------------------------------------------------------------   ----------------------
     Interest Checking & NOW                       62,749      65,925      55,166      70,852      54,084       65,925      53,123
----------------------------------------------------------------------------------------------------------   ----------------------
     Regular Savings                               19,330      16,840      20,529      17,076      17,481       16,840      17,765
----------------------------------------------------------------------------------------------------------   ----------------------
     Money Market savings                          67,144      64,802      59,051      59,540      55,351       64,802      47,757
----------------------------------------------------------------------------------------------------------   ----------------------
     CDs Less than $100,000                        97,418      87,137      93,587      95,592      99,774       87,137      99,664
----------------------------------------------------------------------------------------------------------   ----------------------
     CDs Greater than $100,000                     67,605      60,180      66,206      55,295      54,247       60,180      56,619
----------------------------------------------------------------------------------------------------------   ----------------------
     Other Time                                    10,155       9,288       9,902       9,606       9,279        9,288       9,221
----------------------------------------------------------------------------------------------------------   ----------------------
Total Borrowings                                   73,729      89,997      67,798      47,966      41,564       89,997      55,413
----------------------------------------------------------------------------------------------------------   ----------------------
     Federal Funds Purchased                            -      21,900      11,300           -           -       21,900           -
----------------------------------------------------------------------------------------------------------   ----------------------
     Securities Sold Under Repurchase Agreements   34,600      36,312      32,321      35,267      33,958       36,312      48,871
----------------------------------------------------------------------------------------------------------   ----------------------
     FHLB Advances                                 37,630      30,658      22,898      11,398       6,479       30,658       6,505
----------------------------------------------------------------------------------------------------------   ----------------------
     Loans Sold Under Repurchase Agreement and                                                                                   -
----------------------------------------------------------------------------------------------------------   ----------------------
          Other Notes Payable                       1,499       1,127       1,279       1,301       1,127        1,127          37
----------------------------------------------------------------------------------------------------------   ----------------------
Shareholders Equity                                41,400      40,684      39,976      39,629      38,782       40,684      37,732
----------------------------------------------------------------------------------------------------------   ----------------------

----------------------------------------------------------------------------------------------------------   ----------------------
Book Value Per Share                             $   6.79    $   6.67    $   6.56    $   6.45    $   6.31     $   6.67    $   6.14
----------------------------------------------------------------------------------------------------------   ----------------------

        INCOME STATEMENT ($ in 000's)
----------------------------------------------------------------------------------------------------------   ----------------------
Net Interest Income                              $  4,627    $  4,452    $  4,362    $  4,110    $  4,013     $ 16,937    $ 15,694
----------------------------------------------------------------------------------------------------------   ----------------------
Loan Loss Provision                                   276         505         225         170         150        1,050         720
----------------------------------------------------------------------------------------------------------   ----------------------
Total Non-Interest Income                           1,415       1,596         898       1,499         923        4,916       3,734
----------------------------------------------------------------------------------------------------------   ----------------------
     Service Charges on Deposit Accounts              595         588         490         529         521        2,128       1,490
----------------------------------------------------------------------------------------------------------   ----------------------
     Trust Fees                                       217         188         216         221         214          839         812
----------------------------------------------------------------------------------------------------------   ----------------------
     Commission Income                                207         268         192         196         114          770         648
----------------------------------------------------------------------------------------------------------   ----------------------
     Gain on Sale of Loans                            219         203          82         138          92          515         200
----------------------------------------------------------------------------------------------------------   ----------------------
     Realized & Unrealized Gains (Losses) on
     Securities                                       (13)        178        (275)        109        (242)        (230)       (221)
----------------------------------------------------------------------------------------------------------   ----------------------
     Other Operating Income                           190         169         193         308         224          894         805
----------------------------------------------------------------------------------------------------------   ----------------------
Total Non-Interest Expense                          3,510       3,479       2,853       3,132       2,582       12,046      10,744
----------------------------------------------------------------------------------------------------------   ----------------------
     Salaries & Wages                               1,444       1,336       1,416       1,296       1,270        5,319       5,023
----------------------------------------------------------------------------------------------------------   ----------------------
     Commissions & Incentive Compensation             296         291         201         232         162          886         647
----------------------------------------------------------------------------------------------------------   ----------------------
     Employee Benefits                                426         358         328         316         289        1,290       1,057
----------------------------------------------------------------------------------------------------------   ----------------------
     Premises & Equipment                             595         522         481         475         490        1,968       1,796
----------------------------------------------------------------------------------------------------------   ----------------------
     Advertising                                      168         166         135         134         117          552         492
----------------------------------------------------------------------------------------------------------   ----------------------
     Appreciation (Depreciation) in Directors'
----------------------------------------------------------------------------------------------------------   ----------------------
         Deferred Compensation Plan                     -         197        (259)        128        (224)        (158)       (146)
----------------------------------------------------------------------------------------------------------   ----------------------
     Other Operating Expenses                         581         609         551         551         478        2,189       1,875
----------------------------------------------------------------------------------------------------------   ----------------------
Income Before Income Tax                            2,256       2,063       2,183       2,307       2,204        8,757       7,964
----------------------------------------------------------------------------------------------------------   ----------------------
Income Tax Expense                                    757         687         761         803         757        3,008       2,631
----------------------------------------------------------------------------------------------------------   ----------------------
Net Income After Tax & Before Extraordinary Items   1,499       1,376       1,422       1,504       1,447        5,749       5,333
----------------------------------------------------------------------------------------------------------   ----------------------
Extraordinary Items                                     -           -           -           -           -            -           -
----------------------------------------------------------------------------------------------------------   ----------------------
Net Income                                       $  1,499    $  1,376    $  1,422    $  1,504    $  1,447     $  5,749    $  5,333
----------------------------------------------------------------------------------------------------------   ----------------------

----------------------------------------------------------------------------------------------------------   ----------------------
Basic Earnings Per Share                         $   0.25    $   0.23    $   0.23    $   0.24    $   0.24     $   0.94    $   0.87
----------------------------------------------------------------------------------------------------------   ----------------------
Diluted Earnings Per Share                           0.25        0.23        0.23        0.24        0.24         0.94        0.87
----------------------------------------------------------------------------------------------------------   ----------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary  (continued)

                                                ----------------------------------------------------------   ----------------------
                                                                     Quarters Ending                            Years Ending
                                                ----------------------------------------------------------   ----------------------
        ASSET QUALITY ($ in 000's)               Mar 2002    Dec 2001   Sept 2001    Jun 2001    Mar 2001     Dec 2001    Dec 2000
----------------------------------------------------------------------------------------------------------   ----------------------
Net Charge-Offs                                  $    196    $    219    $    203    $    238    $     64     $    724    $    190
----------------------------------------------------------------------------------------------------------   ----------------------
OREO Expenses                                           7          19           6           8           2           35          11
----------------------------------------------------------------------------------------------------------   ----------------------
    Total Credit Charges                         $    203    $    238    $    209    $    246    $     66     $    759    $    186
----------------------------------------------------------------------------------------------------------   ----------------------

----------------------------------------------------------------------------------------------------------   ----------------------

----------------------------------------------------------------------------------------------------------   ----------------------
Non-Performing Loans                             $  1,936    $  1,474    $  1,691    $  1,362    $  1,723     $  1,474    $  1,168
----------------------------------------------------------------------------------------------------------   ----------------------
OREO                                                  352         505         436         557         243          505         362
----------------------------------------------------------------------------------------------------------   ----------------------
      Non-Performing Assets                         2,288       1,979       2,127       1,919       1,966        1,979       1,530
----------------------------------------------------------------------------------------------------------   ----------------------
90 Day Past Due Loans net of NPLs                   1,140       1,705       1,817       2,479       2,417        1,705       2,289
----------------------------------------------------------------------------------------------------------   ----------------------
      Non Performing Assets+ 90PD/Assets         $  3,428    $  3,684    $  3,944    $  4,398    $  4,383     $  3,684    $  3,819
----------------------------------------------------------------------------------------------------------   ----------------------

        RATIO ANALYSIS - CREDIT QUALITY*
----------------------------------------------------------------------------------------------------------   ----------------------
NCO/Loans                                           0.21%       0.24%       0.23%       0.29%       0.08%        0.19%       0.06%
----------------------------------------------------------------------------------------------------------   ----------------------
Credit Charges/Loans & OREO                         0.22%       0.26%       0.24%       0.30%       0.09%        0.20%       0.06%
----------------------------------------------------------------------------------------------------------   ----------------------
Non-Performing Loans/Loans                          0.51%       0.40%       0.49%       0.42%       0.56%        0.40%       0.39%
----------------------------------------------------------------------------------------------------------   ----------------------
Non Performing Assets/Loans &OREO                   0.61%       0.53%       0.61%       0.59%       0.64%        0.53%       0.51%
----------------------------------------------------------------------------------------------------------   ----------------------
Non-Performing Assets/Assets                        0.45%       0.40%       0.45%       0.42%       0.45%        0.40%       0.35%
----------------------------------------------------------------------------------------------------------   ----------------------
Non Performing Assets+ 90PD/Assets                  0.68%       0.74%       0.83%       0.97%       0.99%        0.74%       0.86%
----------------------------------------------------------------------------------------------------------   ----------------------
Reserve/Non Performing Loans                      220.97%     284.80%     231.34%     285.61%     229.77%      284.80%     331.59%
----------------------------------------------------------------------------------------------------------   ----------------------
Reserve/Loans                                       1.14%       1.13%       1.12%       1.20%       1.30%        1.13%       1.31%
----------------------------------------------------------------------------------------------------------   ----------------------
Equity & Reserves/NPA                            1996.42%    2267.91%    2063.38%    2267.80%    2174.01%     2267.91%    2719.28%
----------------------------------------------------------------------------------------------------------   ----------------------
OREO/NPA                                           15.38%      25.52%      20.50%      29.03%      12.36%       25.52%      23.66%
----------------------------------------------------------------------------------------------------------   ----------------------

        RATIO ANALYSIS - CAPITAL ADEQUACY *
----------------------------------------------------------------------------------------------------------   ----------------------
Equity/Assets                                       8.22%       8.21%       8.37%       8.70%       8.78%        8.21%       8.54%
----------------------------------------------------------------------------------------------------------   ----------------------
Equity/Loans                                       10.98%      10.94%      11.47%      12.24%      12.70%       10.94%      12.71%
----------------------------------------------------------------------------------------------------------   ----------------------

        RATIO ANALYSIS - PROFITABILITY
----------------------------------------------------------------------------------------------------------   ----------------------
Return on Average Assets                            1.22%       1.13%       1.21%       1.35%       1.34%        1.26%       1.24%
----------------------------------------------------------------------------------------------------------   ----------------------
Return on Average Equity                           14.77%      13.47%      14.08%      15.31%      15.30%       14.52%      14.78%
----------------------------------------------------------------------------------------------------------   ----------------------
Net Interest Margin                                 4.13%       4.10%       4.19%       4.19%       4.24%        4.17%       4.16%
----------------------------------------------------------------------------------------------------------   ----------------------

   *  Based on period end numbers